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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K
                                 _______________


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): October 12, 2005





                             SIGNATURE EYEWEAR, INC.
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             (Exact Name of Registrant as Specified in its Charter)



        California                     0-23001                  95-3876317
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)



                              498 North Oak Street
                               Inglewood, CA 90302
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                    (Address of Principal Executive Offices)



                                 (310) 330-2700
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                         (Registrant's Telephone Number)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Signature Eyewear, Inc. has extended its trademark license for Nicole Miller Eyewear through a new Trademark License Agreement dated October 12, 2005 with Kobra International, Ltd., dba Nicole Miller. The existing license expires March 31, 2006, and the new license is for a three-year term commencing April 1, 2006. In addition, Signature may renew the license for one additional three-year term (through March 31, 2012) provided it generates specified level of sales in the third license year and is not in default under the license.

Under the license, Signature has the exclusive right to market and sell frames and sunglasses using the Nicole Miller trademark throughout the world, but excluding Japan. The license agreement contains minimum annual royalty requirements and minimum annual sales requirements for each of frames and sunglasses. The licensor may terminate the license agreement before its stated term upon material breach by Signature.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:   October 14, 2005                           SIGNATURE EYEWEAR, INC.



                                                    By: /s/ Michael Prince
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                                                        Michael Prince
                                                        Chief Executive Officer